PROMISSORY NOTE
                                 ---------------
$1,650,000.00                                               September  18,  2002

     FOR VALUE RECEIVED, the undersigned, WORLDWIDE MEDICAL CORPORATION, a Delaware corporation (the "MAKER"), promises to pay to the order of ZIEGLER HEALTHCARE FUND I, L.P., a Delaware limited partnership (hereinafter, together with any subsequent holder of this Note, the "HOLDER") at its main office in the City of Shrewsbury, New Jersey, or at such other address as the Holder may, from time to time, designate in writing, the principal sum of One Million Six Hundred Fifty Thousand and No/100 Dollars ($1,650,000.00) (the "LOAN"), and together with interest thereon, such principal and interest to be payable as follows:

     A. On October 20, 2002, and on the same day of each successive calendar month thereafter for a period of twelve (12) successive months, Maker shall pay to Holder an installment of interest in the amount of $19,250.00 each, or such greater amount as may be required pursuant to the terms of this Note (such payment under this paragraph A being hereinafter referred to as the "INTEREST ONLY PAYMENT").

     B. On October 20, 2003 and on the same day of each successive calendar month thereafter, Maker shall pay to Holder an installment of principal and interest in the amount of $45,088.69 each (such payment under this paragraph B being hereinafter referred to as the "COUPON INTEREST").

     C. On September 20, 2007 (the "MATURITY DATE"), if not sooner prepaid, Maker shall pay to Holder, without demand, the outstanding principal balance, together with all accrued and unpaid interest.

     The monthly payments under paragraph B above are based upon a 4-year amortization and an interest rate equal to the Coupon Rate. The monthly Coupon Payment includes interest at the "Coupon Rate" of fourteen percent (14%) per annum.

     Reference to the Loan Agreement between Maker and Holder of even date herewith, as the same may hereafter be amended (as so amended, the "LOAN AGREEMENT") is hereby made for a statement of the rights of Holder and the obligations of Maker, which Loan Agreement is incorporated herein by this reference, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Maker to pay the principal and interest of this Note when due. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

     Interest on the outstanding principal balance shall be calculated on the basis of a 360-day year by multiplying the outstanding principal amount by the applicable per annum rate, multiplying the product thereof by the actual number of days elapsed, and dividing the product so obtained by 360.

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     The  principal  and interest shall be payable in lawful money of the United
States which shall be legal tender for public and private debts at the time of payment. Maker may prepay the outstanding principal balance of this Note, or any part thereof, only in accordance with the terms and conditions of the Loan Agreement.

     This Note is secured by the Loan Documents, including, but not limited to, the Security Agreement and the Collateral.

     The principal sum evidenced by this Note, together with accrued interest, shall become immediately due and payable at the option of the Holder upon the occurrence of any Event of Default under the terms of the Loan Agreement, which such "Events of Default" are incorporated herein by reference as if set forth in full herein.

     If any payment is not made on or before the tenth (10th) day after such payment became due, Maker will also pay to Holder a late charge equal to five percent (5%) of the payment which is in default, but not more than the maximum amount permitted by applicable law.

     Upon the first Event of Default the Coupon Rate shall be increased by two hundred fifty (250) basis points, computed from the date of the notice from Holder of the Event of Default as described in the Loan Agreement, subject to Maker's cure of such Event of Default within thirty (30) days following notice from Holder of such Event of Default. If such Event of Default is not cured within such thirty (30) day period, or upon any subsequent Event of Default, the Coupon Rate shall be increased by five hundred (500) basis points above the Coupon Rate computed from the date of the notice from Holder of such Event of Default. In the event (i) Borrower cures such Event of Default to the satisfaction of Lender in its sole discretion and (ii) Lender elects not to exercise any of its other remedies upon such Event of Default, interest on the Loan shall return to the Coupon Rate, all as more particularly described in the Loan Agreement.

     With respect to the amounts due pursuant to this Note, the Maker waives the following:

     (1) All rights of exemption of property from levy or sale under execution or other process for the collection of debts under the Constitution or laws of the United States or any state thereof;

     (2) Demand, presentment, protest, notice of dishonor, notice of nonpayment, suit against any party, diligence in collection of this Note, and all other requirements necessary to enforce this Note except for notices expressly required by the Loan Documents; and

     (3) Any further receipt by or acknowledgment of any collateral now or hereafter deposited as security for the Loan.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest designated by applicable law, and in the event such payment is inadvertently paid by Maker or inadvertently received by Holder, then such excess sum shall be credited as a payment of principal. It is the express intent hereof that Maker not pay and Holder not receive, directly or indirectly, interest in excess of that which may be legally paid by Maker under applicable law.

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     Holder  shall  not  by  any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Holder. All rights and remedies of Holder under the terms of this Note and applicable statutes or rules of law shall be cumulative, and may be exercised successively or concurrently. Maker agrees that there are no defenses, equities or setoffs with respect to the obligations set forth herein, and to the extent any such defenses, equities, or setoffs may exist, the same are hereby expressly released, forgiven, waived and forever discharged. The obligations of Maker hereunder shall be binding upon and enforceable against Maker and its successors and assigns.

     Any provisions of this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

     Holder may, at its option, release any Collateral given to secure the indebtedness evidenced hereby and no such release shall impair the obligations of Maker to Holder.

     IN ANY SUIT UPON THIS NOTE THE VALIDITY, INTERPRETATION, ENFORCEMENT, AND EFFECT OF THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY. THE HOLDER'S PRINCIPAL PLACE OF BUSINESS IS LOCATED IN THE STATE OF NEW JERSEY, AND THE MAKER AGREES THAT THIS NOTE SHALL BE HELD BY HOLDER AT SUCH PRINCIPAL PLACE OF BUSINESS, AND THE HOLDING OF THIS NOTE BY HOLDER THEREAT SHALL CONSTITUTE SUFFICIENT MINIMUM CONTACTS OF MAKER WITH THE STATE OF NEW JERSEY FOR THE PURPOSE OF CONFERRING JURISDICTION UPON THE FEDERAL AND STATE COURTS PRESIDING IN SUCH STATE AND THE COUNTY OF HOLDER'S PRINCIPAL PLACE OF BUSINESS. MAKER CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING ARISING HEREUNDER MAY BE BROUGHT IN THE FEDERAL AND STATE COURTS PRESIDING IN SUCH COUNTY AND STATE AND ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY SUCH COURT IN ANY ACTION OR PROCEEDING INVOLVING THIS NOTE. NOTHING HEREIN SHALL LIMIT THE JURISDICTION OF ANY OTHER COURT.

     TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAKER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM, SETOFF, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS, OR (B) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS NOTE OR THE LOAN DOCUMENTS, OR IN CONNECTION WITH THE TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF EITHER PARTY'S RIGHTS AND
REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. MAKER AGREES THAT HOLDER MAY FILE A COPY OF THIS WAIVER WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY, AND BARGAINED-FOR AGREEMENT OF MAKER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN MAKER AND HOLDER SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                                  *     *     *

     IN WITNESS WHEREOF, Maker has caused this instrument to be properly executed and delivered as of the day and year first above written.

                                         WORLDWIDE  MEDICAL  CORPORATION,
                                         a  Delaware  corporation

                                         By:     /s/ Daniel G. McGuire
                                                 _______________________
                                         Name:   Daniel G. McGuire
                                         Title:  President


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